UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 10, 2011
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices)         (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) Coca-Cola Bottling Co. Consolidated (“the Company”) held its Annual Meeting of Stockholders on May 10, 2011.
(b) The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:
Proposal #1 — Elect twelve directors:

			Broker
Director Name	For	Withheld	Non-Votes

J. Frank Harrison, III	45,437,387	1,526,567	1,074,372
H.W. McKay Belk	46,886,848	77,106	1,074,372
Alexander B. Cummings, Jr.	46,138,058	825,896	1,074,372
Sharon A. Decker	46,852,233	111,721	1,074,372
William B. Elmore	45,438,425	1,525,529	1,074,372
Morgan H. Everett	46,171,381	792,573	1,074,372
Deborah H. Everhart	46,136,741	827,213	1,074,372
Henry W. Flint	46,177,411	786,543	1,074,372
William H. Jones	46,917,221	46,733	1,074,372
James H. Morgan	46,826,429	137,525	1,074,372
John W. Murrey, III	46,913,218	50,736	1,074,372
Dennis A. Wicker	46,824,096	139,858	1,074,372
Proposal #2 — Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2011:

			Broker
For	Against	Abstain	Non-Votes

48,004,561	19,036	14,729	—
Proposal #3 — Advisory vote on compensation paid to the named executive officers:

			Broker
For	Against	Abstain	Non-Votes

45,991,617	946,998	25,339	1,074,372

Proposal #4 — Advisory vote on the frequency of the advisory vote on compensation paid to the named executive officers:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes

2,585,459	35,121	44,253,018	90,356	1,074,372
(d) A majority of the votes present in person or represented by proxy and entitled to vote, voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation by our stockholders, the Company will include an advisory stockholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our Annual Meeting of Stockholders in 2017.
Item 8.01. Other Events.
On May 10, 2011, the Company issued a news release announcing the election of directors at the 2011 Annual Meeting of Stockholders. A copy of the news release is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	News release announcing election of directors at 2011 Annual Meeting of Stockholders.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: May 16, 2011	BY:	/s/ James E. Harris

James E. Harris Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 10, 2011	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News release announcing election of directors at 2011 Annual Meeting of Stockholders.